As filed with the Securities and Exchange Commission on April 29, 2003

                                             1933 Act Registration No. 333-79529
                                             1940 Act Registration No. 811-09367

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ ]

         Pre-Effective Amendment No.                                   [ ]
                                       ---
         Post-Effective Amendment No.   5                              [X]
                                       ---

                                                      and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [ ]

         Amendment No.    6                                            [X]
                         ---

                            JNL VARIABLE FUND V LLC
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

           225 WEST WACKER DRIVE, SUITE 1200, CHICAGO, ILLINOIS 60606
--------------------------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code:  (312) 338-5801
--------------------------------------------------------------------------------
                                    with a copy to:

Susan S. Rhee, Esq.                 Keith Rudolf
JNL Variable Fund V LLC             Jorden Burt, LLP
1 Corporate Way                     1025 Thomas Jefferson St. N.W.
Lansing, Michigan  48951            Suite 400 East
                                    Washington, D.C. 20007-0805
--------------------------------------------------------------------------------
                 (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

     immediately upon filing pursuant to paragraph (b)
---
 X   on   May 1, 2003 pursuant to paragraph (b)
---
     60 days after filing pursuant to paragraph (a)(1)
---
     on (date) pursuant to paragraph (a)(1)
---
     75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to --- paragraph (a)(2) of Rule 485.

     This post-effective amendment designates a new effective date for a --- previously filed post-effective amendment.

                             JNL VARIABLE FUND V LLC
                    REFERENCE TO ITEMS REQUIRED BY FORM N-1A

                                                 Caption in Prospectus or
                                                 Statement of Additional
                                                 Information relating to
N-1A Item                                        each Item
---------                                        --------------------------

Part A.  Information Required in a Prospectus    Prospectus

1. Front and Back Cover Pages                    Front and Back Cover Pages

2. Risk/Return Summary:  Investments,            About the JNL/First Trust The
   Risks, and Performance                        Target 10 Series

3. Risk/Return Summary:  Fee Table               Not Applicable

4. Investment Objectives, Principal              About the JNL/First Trust The
   Investment Strategies, and Related Risks      Dow Target 10 Series

5. Management's Discussion of Fund               Not Applicable
   Performance

6. Management, Organization and Capital          Management of the Fund;
   Structure                                     Investment in Fund Interests

7. Shareholder Information                       Investment in Fund Interests;
                                                 Redemption of Fund Interests;
                                                 Tax Status

8. Distribution Arrangements                     Not Applicable

9. Financial Highlights Information              Financial Highlights


Part B. Information Required in a                Statement of
  Statement of Additional Information            Additional Information

10. Cover Page and Table Of Contents             Cover Page and Table of
                                                 Contents

11. Fund History                                 General Information and History

12. Description of the Fund and Its              Common Types of Investments and
   Investments and Risks                         Management Practices;
                                                 Additional Risk Considerations;
                                                 Investment Restrictions

13. Management of the Fund                       Management of the Fund

14. Control Persons and Principal Holders        Management of the Fund
    of Securities

15. Investment Advisory and Other Services       Investment Advisory and Other
                                                 Services

16. Brokerage Allocation and Other Practices     Investment Advisory and Other
                                                 Services

17. Capital Stock and Other Securities           Purchases, Redemptions and
                                                 Pricing of Interests;
                                                 Additional Information

18. Purchase, Redemption and Pricing of          Purchases, Redemptions and
    Shares                                       Pricing of Interests

19. Taxation of the Fund                         Tax Status

20. Underwriters                                 Not Applicable

21. Calculation of Performance Data              Performance

22. Financial Statements                         Financial Statements

Part C.

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Amendment to the Registration Statement.

                                   PROSPECTUS

                                   May 1, 2003


                           JNL(R) VARIABLE FUND V LLC
                 225 West Wacker Drive o Chicago, Illinois 60606

This Prospectus provides you with the basic information you should know before investing in the JNL Variable Fund V LLC (JNL Variable Fund).

The interests of the JNL Variable Fund are sold to Jackson National Separate Account V to fund the benefits of variable annuity contracts. The JNL Variable Fund currently offers interests in the following Fund:

         First Trust/JNL The Dow(SM) Target 10 Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE JNL VARIABLE FUND'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


For more detailed information about the JNL Variable Fund and the Fund, see the JNL Variable Fund's Statement of Additional Information (SAI), which is incorporated by reference into (which means it legally is part of) this prospectus.

"Dow Jones," "Dow Jones Industrial Average(SM)," "DJIA(SM)", and "The Dow 10(SM)" are service marks of Dow Jones & Company, Inc. (Dow Jones). Dow Jones has no relationship to the JNL Variable Fund, other than the licensing of the Dow Jones Industrial Average (DJIA) and its service marks for use in connection with the First Trust/JNL The Dow Target 10 Fund.


DOW JONES DOES NOT:

o    Sponsor,  endorse,  sell or promote the First  Trust/JNL  The Dow Target 10
     Fund.

o Recommend that any person invest in the First Trust/JNL The Dow Target 10 Fund or any other securities.

o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the First Trust/JNL The Dow Target 10 Fund.

o Have any responsibility or liability for the administration, management or marketing of the First Trust/JNL The Dow Target 10 Fund.

o Consider the needs of the First Trust/JNL The Dow Target 10 Fund or the owners of the First Trust/JNL The Dow Target 10 Fund in determining, composing or calculating the DJIA or have any obligation to do so.

--------------------------------------------------------------------------------

DOW JONES WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE FIRST TRUST/JNL THE DOW TARGET 10 FUND. SPECIFICALLY,

O DOW JONES DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:

     O THE RESULTS TO BE OBTAINED BY THE FIRST TRUST/JNL THE DOW TARGET 10 FUND, THE OWNERS OF THE FIRST TRUST/JNL THE DOW TARGET 10 FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DJIA AND THE DATA INCLUDED IN THE DJIA;

     O    THE ACCURACY OR COMPLETENESS OF THE DJIA AND ITS DATA;

     O THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DJIA AND ITS DATA;

O DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DJIA OR ITS DATA;

O UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN FIRST TRUST ADVISORS L.P. AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE FIRST TRUST/JNL THE DOW TARGET 10 FUND OR ANY OTHER THIRD PARTIES.
--------------------------------------------------------------------------------


 "JNL(R)," "Jackson National(R)" and "Jackson National Life(R)" are trademarks of Jackson National Life Insurance Company.



                                TABLE OF CONTENTS

About the First Trust/JNL The Dow(SM) Target 10 Fund..............................................................1

         Investment Objective.....................................................................................1

         Principal Investment Strategies..........................................................................1

         Principal Risks of Investing in The Dow Target 10 Fund...................................................1

         Additional Information About the Principal Investment Strategies, Other Investments and Risks of
           The Dow Target 10 Fund.................................................................................2

Management of the JNL Variable Fund...............................................................................4

         Investment Adviser.......................................................................................4

         Investment Sub-Adviser...................................................................................5

         Portfolio Management.....................................................................................6

Administrative Fee................................................................................................6

Investment in Fund Interests......................................................................................6

Redemption of Fund Interests......................................................................................7

Tax Status........................................................................................................7

         General..................................................................................................8

         Internal Revenue Services Diversification Requirements...................................................8

Hypothetical Performance Data for Target Strategy.................................................................9

Financial Highlights.............................................................................................11


                      (This page intentionally left blank.)

              ABOUT THE FIRST TRUST/JNL THE DOW(SM) TARGET 10 FUND

INVESTMENT OBJECTIVE

The investment objective of the First Trust/JNL The Dow(SM) Target 10 Fund (The Dow Target 10 Fund) is a high total return through a combination of capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES


The Dow Target 10 Fund seeks to achieve its objective by investing approximately equal amounts in the common stock of the ten companies included in the Dow Jones Industrial Average(SM) (DJIA) which have the highest dividend yields on or about the business day before each Stock Selection Date. The ten companies are selected only once annually on or about January 1 (Stock Selection Date). The sub-adviser generally uses a buy and hold strategy, trading only within the 5 business days immediately following each Stock Selection Date and when cash flow activity occurs in the Fund.


PRINCIPAL RISKS OF INVESTING IN THE DOW TARGET 10 FUND


An investment in The Dow Target 10 Fund is not guaranteed. As with any mutual fund, the value of The Dow Target 10 Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:


         o MARKET RISK. Because The Dow Target 10 Fund invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.


         o NON-DIVERSIFICATION. The Dow Target 10 Fund is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Fund may hold securities of a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, The Dow Target 10 Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in The Dow Target 10 Fund's total return and share price.

         o LIMITED MANAGEMENT. The Dow Target 10 Fund's strategy of investing in ten companies according to criteria determined on a Stock Selection Date prevents The Dow Target 10 Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the ten selected companies, between Stock Selection Dates. As compared to other funds, this could subject The Dow Target 10 Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent The Dow Target 10 Fund from taking advantage of opportunities available to other funds.

         o INVESTMENT STRATEGY RISK. The principal investment strategy of the Fund involves selecting large capitalization common stocks that have high dividend yields relative to other capitalization common stocks comprising an index. The dividend yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock will be maintained.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce the your return. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.


     ANNUAL TOTAL RETURNS AS OF DECEMBER 31


-3.19%            -9.98%
[chart omitted]
2001              2002

During the period covered, the Fund's highest quarterly return was 16.56% (4th quarter of 2002) and its lowest quarterly return was -21.48% (3rd quarter of
2002).

     AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002


------------------------------------------------------------- --------------------- --------------------
                                                                     1 YEAR            LIFE OF FUND*
------------------------------------------------------------- --------------------- --------------------

First Trust/JNL The Dow(SM) Target 10 Fund                            -9.98%               -2.43%
Dow Jones Industrial Average                                         -15.01%               -8.15%

------------------------------------------------------------- --------------------- --------------------

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

* The Fund began operations on January 3, 2000.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                          NONE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                               NONE
         DEFERRED SALES LOAD                                                              NONE
         REDEMPTION FEE                                                                   NONE
         EXCHANGE FEE                                                                     NONE

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

-------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------------------------------------

Management/Administrative Fee                                                        0.83%

-------------------------------------------------------------------------------------------------------------
Other Expenses                                                                          0%
-------------------------------------------------------------------------------------------------------------

Total Fund Annual Operating Expenses                                                 0.83%

-------------------------------------------------------------------------------------------------------------


EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts and the Separate Account. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


---------------------------------------------------------------------------
EXPENSE EXAMPLE
---------------------------------------------------------------------------

1 Year                                              $85

---------------------------------------------------------------------------
---------------------------------------------------------------------------

3 Years                                            $265

---------------------------------------------------------------------------
---------------------------------------------------------------------------

5 Years                                            $460

---------------------------------------------------------------------------
---------------------------------------------------------------------------

10 Years                                         $1,025

---------------------------------------------------------------------------




ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE DOW TARGET 10 FUND. The Dow Target 10 Fund invests in the common stock of ten companies included in the DJIA. The ten common stocks are chosen on or about the business day before each Stock Selection Date as follows:

         o the sub-adviser determines the dividend yield on each common stock in the DJIA on or about the business day before the Stock Selection Date;

         o the sub-adviser allocates approximately equal amounts of The Dow Target 10 Fund to the ten companies in the DJIA that have the highest dividend yield.


For the purpose of determining the allocation among the selected stocks of purchases and sales which will be made in response to cash inflows and outflows prior to the next Stock Selection Date, the sub-adviser determines the percentage relationship between the number of shares of each of the ten common stocks selected. Between Stock Selection Dates, when cash inflows and outflows require, The Dow Target 10 Fund purchases and sells common stocks of the ten selected companies approximately according to the percentage relationship among the common stocks established on the prior Stock Selection Date.


The stocks in The Dow Target 10 Fund are not expected to reflect the entire DJIA nor track the movements of the DJIA.

The performance of The Dow Target 10 Fund depends on the sub-adviser's ability to effectively implement the investment strategies of this Fund.

The SAI has more information about The Dow Target 10 Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

INVESTMENT OBJECTIVES. The investment objectives and policies of The Dow Target 10 Fund are not fundamental and may be changed by the Board of Managers of the JNL Variable Fund, without interest holder approval.

TEMPORARY DEFENSIVE STRATEGY. While the Fund's principal investment strategy includes being substantially fully invested in equity securities, the Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions. During these periods, the Fund may engage in a temporary defensive strategy that permits it to invest up to 100% of its assets in money market instruments. During periods in which the Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

MORE INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE DOW TARGET 10 FUND.

It is generally not possible for the sub-adviser to purchase round lots (usually 100 shares) of stocks in amounts that will precisely duplicate the prescribed mix of securities. Also, it usually will be impossible for The Dow Target 10 Fund to be 100% invested in the prescribed mix of securities at any time. To the extent that The Dow Target 10 Fund is not fully invested, the interests of the interest holders may be diluted and total return may not directly track the investment results of the prescribed mix of securities. To minimize this effect, the sub-adviser generally attempts to maintain, to the extent practicable, a minimum cash position at all times. Normally, the only cash items held by The Dow Target 10 Fund will be amounts expected to be deducted as expenses and amounts too small to purchase additional round lots of the securities selected for the Fund's portfolio.

The sub-adviser attempts to replicate the percentage relationship (determined based on the number of shares of each stock, not the stocks' prices or values) of the stocks selected at the prior Stock Selection Date when purchasing or selling stocks for The Dow Target 10 Fund in response to cash inflows or outflows between Stock Selection Dates. This method of allocating purchases and sales of stocks based on the percentage relationships of the number of shares of each stock owned immediately after the Stock Selection Date seeks to minimize the effect of such subsequent purchases and sales, and their timing, on the investment performance of the Fund. The percentage relationship among the number of shares of each of the stocks in The Dow Target 10 Fund should therefore remain relatively stable between Stock Selection Dates. However, given the fact that the market price of each of the selected stocks will vary throughout the year, the value of the stock of each of the companies owned by the Fund, as compared to the total assets of The Dow Target 10 Fund will fluctuate during the year, above and below the proportions established on the previous Stock Selection Date.

Certain provisions of the Investment Company Act of 1940 limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities (Securities Related Companies). The JNL Variable Fund has been granted an exemption by the Securities and Exchange Commission (SEC) from this limitation so that The Dow Target 10 Fund may invest up to approximately 10.5% of the Fund's total assets in the stock of Securities Related Companies. The 10.5% standard are applied to the value of each security held by a Fund as of the first business day after the Stock Selection Date.

Section 817(h) of the Internal Revenue Code of 1986, as amended ("Code"), provides that, in order for a variable annuity contract that allocates funds to a Fund to qualify as an annuity contract, the Fund must be adequately diversified in accord with regulations issued under the Code. To be adequately diversified under current regulations, a Fund must have (a) no more than 55% of the value of its total assets represented by any one investment; (b) no more than 70% of the value of its total assets represented by any two investments;
(c) no more than 80% of its total assets represented by any three investments; and (d) no more than 90% of the value of its total assets represented by any four investments. The sub-adviser may depart from a Target Fund's investment strategy to the extent necessary to maintain compliance with these requirements.

In selecting the securities to be purchased by the Target Fund, the sub-adviser excludes the stocks of companies which, based on publicly available information as of two business days prior to the Stock Selection Date, are the target of an announced merger or acquisition which will result in shareholders receiving stock in another entity in exchange for their investment in the company and which is expected to be completed within six months after the Stock Selection Date. The security selection criteria then are reapplied to select the stock of another company in place of any company so excluded.


The sub-adviser may, but will not necessarily, utilize derivative instruments, such as options, futures contracts, forward contracts, warrants, and indexed securities, for hedging and risk management.


Investments in derivative instruments involve special risks. In order to realize the desired results from the investment, the Fund's sub-adviser must correctly predict price movements of the underlying asset during the life of the derivative. If the sub-adviser is incorrect in its predictions of such price movements, the Fund may achieve a result less favorable than if the derivative investment had not been made. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Fund depending on the nature and extent of the derivatives in the Fund's portfolio. Additionally, if the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the Fund's portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.


DESCRIPTION  OF  INDEX.   The  stocks  included  in  The  Dow  Jones  Industrial
Average(SM) are chosen by the editors of The Wall Street Journal as representative of the broad market and of American industry. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors.

The portfolio of The Dow Target 10 Fund consists of the common stocks of companies included in the DJIA. Except as previously described, the publisher of the DJIA has not granted the JNL Variable Fund or the investment adviser a license to use its index. The Dow Target 10 Fund is not designed or intended to result in investment returns that parallel or correlate with the movements in the DJIA and it is expected that its investment returns will not parallel or correlate with such movements. The publisher of the DJIA has not participated in any way in the creation of the JNL Variable Fund or the Fund or in the selection of stocks that are purchased or sold for the Fund.

LEGISLATION. At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the common stock in The Dow Target 10 Fund or the issuers of such common stock. Further, changing approaches to regulation may have a negative impact on certain companies represented in The Dow Target 10 Fund. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the issuers of the common stock held in the Fund to achieve their business goals.

                       MANAGEMENT OF THE JNL VARIABLE FUND

INVESTMENT ADVISER

Under Delaware law and the JNL Variable Fund's Certificate of Formation and Operating Agreement, the management of the business and affairs of the JNL Variable Fund is the responsibility of the Board of Managers of the JNL Variable Fund.


Jackson National Asset Management, LLC (JNAM L.L.C. or the Adviser), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the JNL Variable Fund and provides the JNL Variable Fund with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company (JNL), which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. The Adviser is the successor to Jackson National Financial Services, LLC which served as an investment adviser to the JNL Variable Fund until January 31, 2001, when it transferred its duties as investment adviser to the Adviser.

The Adviser has selected First Trust Advisors L.P. as sub-adviser to manage the investment and reinvestment of the assets of the Fund. The Adviser monitors the compliance of the sub-adviser with the investment objectives and related policies of The Dow Target 10 Fund and reviews the performance of the sub-adviser and reports periodically on such performance to the Board of Managers of the JNL Variable Fund.

As compensation for its services, the Adviser receives a fee from the JNL Variable Fund. The fee is stated as an annual percentage of the net assets of the Fund. The fee, which is accrued daily and payable monthly, is calculated on the basis of the average net assets of The Dow Target 10 Fund. Once the average net assets of the Fund exceed specified amounts, the fee is reduced with respect to such excess.

The Dow Target 10 Fund is obligated to pay the Adviser the following fee:

ASSETS                                                         FEES
All Assets                                                     .65%


INVESTMENT SUB-ADVISER


First Trust Advisors L.P. (First Trust), an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, is the sub-adviser for each Fund. First Trust's address is 1001 Warrenville Road, Lisle, Illinois 60532. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation (formerly known as Nike Securities Corporation). Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family.

First Trust is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. (formerly known as Nike Securities L.P.) which are substantially similar to certain of the Funds in that they have the same investment objectives as those Funds but have a limited life of approximately one year. First Trust Portfolios L.P. specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios L.P., an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, The First Trust Special Situations Trust, The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA.

Under the terms of the Sub-Advisory Agreement between First Trust and the Adviser, First Trust manages the investment and reinvestment of the assets of The Dow Target 10 Fund, subject to the oversight and supervision of the Adviser and the Board of Managers of the JNL Variable Fund. First Trust formulates a continuous investment program for the Fund consistent with its investment objectives and policies outlined in this Prospectus. First Trust implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board of Managers of the JNL Variable Fund with respect to the implementation of such programs.

As compensation for its services, First Trust receives a fee from the Adviser, stated as an annual percentage of the net assets of The Dow Target 10 Fund. The SAI contains a schedule of the management fees the Adviser currently is obligated to pay First Trust out of the advisory fee it receives from The Dow Target 10 Fund.

The Adviser and the JNL Variable Fund, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Adviser to hire, replace or terminate sub-advisers with the approval of the Board of Managers, but without the approval of shareholders. The order also allows the Adviser to revise a sub-advisory agreement with the approval of the Board of Managers, but without shareholder approval. Under the terms of the exemption, if a new sub-adviser is hired by the Adviser, shareholders in the affected Fund will receive information about the new sub-adviser within 90 days of the change. The requested order would allow the Funds to operate more efficiently and with greater flexibility.

The Adviser provides the following oversight and evaluation services to the
Fund:


o performing initial due diligence on prospective sub-advisers for the Fund
o        monitoring the performance of sub-advisers
o        communicating performance expectations to the sub-advisers

o ultimately recommending to the Board of Managers whether a sub-adviser's contract should be renewed, modified or terminated.

The Adviser does not expect to recommend frequent changes of sub-advisers. Although the Adviser will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time. The Fund will seek shareholder approval before relying on the exemptive order, if it is granted.


PORTFOLIO MANAGEMENT

There is no one individual primarily responsible for portfolio management decisions for the Fund. Investments are made under the direction of a committee.

                               ADMINISTRATIVE FEE


In addition to the investment advisory fee, the Fund pays to JNAM L.L.C. (the "Administrator") an Administrative Fee of .15% of the average daily net assets of the Fund. In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Fund. In accord with the Administration Agreement, the Administrator is responsible for payment of expenses related to legal, audit, fund accounting, custody, printing and mailing and all other services necessary for the operation of the JNL Variable Fund and the Fund. The Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses and the fees and expenses of the disinterested Managers and of independent legal counsel to the disinterested Managers.


                          INVESTMENT IN FUND INTERESTS

Interests in the Fund are currently sold to Jackson National Separate Account V, a separate account of JNL, 1 Corporate Way, Lansing, Michigan 48951, to fund the benefits under certain variable annuity contracts (Contracts). The Separate Account purchases interests in the Fund at net asset value using premiums received on Contracts issued by JNL. Purchases are effected at net asset value next determined after the purchase order, in proper form, is received by the Fund's transfer agent. There is no sales charge. Interests in the Fund are not available to the general public directly.

The Dow Target 10 Fund is managed by a sub-adviser who manages publicly available unit investment trusts having similar names and investment objectives. While the Fund may be similar to, and may in fact be modeled after publicly available unit investment trusts, Contract purchasers should understand that the Fund is not otherwise directly related to any publicly available unit investment trust. Consequently, the investment performance of publicly available unit investment trusts and the Fund may differ substantially.


The net asset value per interest of The Dow Target 10 Fund is determined by the Administrator at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per interest is calculated by adding the value of all securities and other assets of the Fund, deducting its liabilities, and dividing by the number of interests outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value. The Board of Managers has adopted procedures pursuant to which the Administrator may determine, subject to Board verification, the "fair value" of a security for which a current market price is not available.

Because the calculation of a Fund's net asset value does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, the Variable Fund's procedures for pricing of portfolio securities authorize the Administrator, subject to verification by the Board, to determine the fair value of such securities for purposes of calculating a Fund's net asset value. This will occur if the Administrator determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of a Fund's net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices are deemed under the Variable Fund's pricing procedures to be a "significant event." Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator will adjust the closing prices of foreign portfolio securities, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the fair value of such securities for purposes of determining a Fund's net asset value.


All investments in the Fund are credited to the interest holder's account in the form of full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share). The Fund does not issue interest certificates.

                          REDEMPTION OF FUND INTERESTS

Jackson National Separate Account V redeems interests in the Fund to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the JNL Variable Fund is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received.

The JNL Variable Fund may suspend the right of redemption only under the following unusual circumstances:

          o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

          o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

          o during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

GENERAL


The JNL Variable Fund is a limited liability company with all of its interests owned by a single entity, Jackson National Separate Account III. Accordingly, the JNL Variable Fund is taxed as part of the operations of JNL and is not taxed separately. The JNL Variable Fund has not elected to be taxed as a "regulated investment company" under sub-chapter M of the Internal Revenue Code of 1986, as amended. Under current tax law, increases in the value of a Contract resulting from interest, dividend income and capital gains of the Fund of JNL Variable Fund that serve as funding vehicles for a Contract are not currently taxable, nor are losses currently deductible, when left to accumulate within a Contract. For a discussion of the tax status of the Contracts, please refer to the prospectus for the Contracts issued by Jackson National Separate Account V.

INTERNAL REVENUE CODE DIVERSIFICATION REQUIREMENTS

The Fund intends to comply with the diversification requirements currently imposed by the Internal Revenue Code of 1986, as amended, and U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the tax deferred status of the Contracts issued by Jackson National Separate Account V. The Sub-Advisory Agreement requires the Fund to be operated in compliance with these diversification requirements. The sub-adviser may depart from the investment strategy of The Dow Target 10 Fund in order to meet these diversification requirements. See the SAI for more specific information.

              HYPOTHETICAL PERFORMANCE DATA FOR THE TARGET STRATEGY

Certain aspects of the investment strategy for The Dow Target 10 Fund can be demonstrated using historical data. The following table illustrates the hypothetical performance of the investment strategy used by The Dow Target 10 Fund and the actual performance of the DJIA. The table also shows how performance varies from year to year.

The information for the Target Strategy assumes that the Strategy was fully invested as of the beginning of each year and that each Stock Selection Date was the first business day of the year. In addition, the performance information does not take into consideration any sales charges, commissions, insurance fees or charges imposed on the sale of the Contracts, expenses or taxes. Any of such charges will lower the returns shown.

THE RETURNS SHOWN BELOW FOR THE TARGET STRATEGY DOES NOT REPRESENT THE RESULTS OF ACTUAL TRADING USING CLIENT ASSETS BUT WERE ACHIEVED BY MEANS OF THE RETROACTIVE APPLICATION TO HISTORICAL RATES OF RETURN OF A STRATEGY THAT WAS DESIGNED WITH THE BENEFIT OF HINDSIGHT. These returns should not be considered indicative of the skill of the sub-adviser. The returns may not reflect the impact that any material market or economic factors might have had if the Strategy had been used during the periods shown to actually manage client assets. During a portion of the period shown in the table below, the sub-adviser acted as the portfolio supervisor of certain unit investment trusts which employed strategies similar to the hypothetical strategy shown below.

The returns shown below for the Target Strategy are not a guarantee of future performance and should not be used to predict the expected returns on the Target Strategy. The hypothetical returns shown below do indicate the significant variation in returns among the several Target Strategies in any given year, as well as the significant variation in returns from a particular strategy, both absolutely and in relation to its respective index, over a period of years. In fact, the hypothetical Target Strategy underperformed its respective index in certain years.

                     HYPOTHETICAL COMPARISON OF TOTAL RETURN

                                                     TARGET 10
 YEAR                                                 STRATEGY       DJIA
--------------------------------------------------- ------------- ------------

1983                                                     39.07%       25.82%
1984                                                      6.22%        1.29%
1985                                                     29.54%       33.28%
1986                                                     35.63%       27.00%
1987                                                      5.59%        5.66%
1988                                                     24.57%       16.03%
1989                                                     26.97%       32.09%
1990                                                     -7.82%       -0.73%
1991                                                     34.20%       24.19%
1992                                                      7.69%        7.39%
1993                                                     27.08%       16.87%
1994                                                      4.21%        5.03%
1995                                                     36.85%       36.67%
1996                                                     28.35%       28.71%
1997                                                     21.68%       24.82%
1998                                                     10.59%       18.03%
1999                                                      5.06%       27.06%
2000                                                      5.99%       -4.70%
2001                                                     -2.82%       -5.45%
2002                                                     -8.81%      -14.94%

--------------------------------------------------- ------------- ------------

(1) The Target 10 Strategy for any given period was selected by ranking the dividend yields for each of the stocks as of the close of the prior period and dividing by the stock's market value on the last trading day on the exchange where that stock principally trades in the given period.

(2) The total return shown does not take into consideration any sales charges, commissions, expenses or taxes. Total return assumes that all dividends are reinvested semi-annually, and all returns are stated in terms of the United States dollar. Based on the year-by-year returns contained in the table, over the 20 full years listed above, the Target 10 Strategy achieved an average annual total return of 15.49%. In addition, over this period, the Strategy achieved a greater average annual total return than that of the DJIA, which was 14.24%. Although the Strategy seeks to achieve a better performance than the DJIA as a whole, there can be no assurance that the Strategy will achieve a better performance.

                              FINANCIAL HIGHLIGHTS

The following table provides selected per interest data for one interest of the Fund. The information does not reflect any charges imposed by an Account investing in interests of the Fund. You should refer to the appropriate Account prospectus for additional information regarding such charges.


The information for 2001 and 2002 has been audited by KPMG LLP, independent accountants, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report. The information for other periods shown below were audited by other auditors, whose report dated January 19, 2001, expressed an unqualified opinion.


                                                                                                      Period from
                                                                                                      January 3,
                                                                                                       2000* to
                                                                          Year ended December 31,    December 31,
                                                                            2002           2001          2000

                                                                       -------------- -------------- --------------

SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                                    $  10.32       $   10.66       $ 10.00
                                                                       -------------- --------------  -------------

INCOME FROM OPERATIONS:
  Net investment income                                                    (0.07)           0.19          0.20
  Net realized and unrealized gain
    (loss) on investments                                                  (0.96)          (0.53)         0.46

                                                                       -------------- -------------- --------------

  Total income (loss) from operations                                      (1.03)          (0.34)         0.66

                                                                       -------------- -------------- --------------


NET ASSET VALUE, END OF PERIOD                                          $   9.29       $   10.32       $ 10.66

                                                                       ============== ==============  =============


TOTAL RETURN (a)                                                           (9.98)%        (3.19)%         6.60%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)                                $5,069       $   4,634       $  4,071
  Ratio of expenses to average net assets (b)                               0.83%          0.85%           0.85%
  Ratio of net investment income to average net assets (b)                  2.79%          2.36%           2.72%
  Portfolio turnover                                                       41.00%         75.50%          94.30%




--------------------------------------------------------------------------------

 *   Commencement of operations.
(a) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(b)  Annualized for periods less than one year.

                                   PROSPECTUS


                                   May 1, 2003


        JNL(R) VARIABLE FUND V LLC


You can find more information about the JNL Variable Fund in:


          o The JNL Variable Fund's STATEMENT OF ADDITIONAL INFORMATION (SAI) dated May 1, 2003, which contains further information about the JNL Variable Fund and the Fund, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

          o    The  JNL  Variable  Fund's  ANNUAL  AND  SEMI-ANNUAL  REPORTS  to
               shareholders, which show the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.


You may obtain a copy of the current SAI or the most recent Annual and Semi-Annual Reports without charge, or make other inquiries, by calling (800) 766-4683 (toll-free), or writing the JNL Variable Fund V LLC Service Center, P.O. Box 378002, Denver, Colorado 80237-8002.


You also can review and copy information about the JNL Variable Fund (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC's Public Reference Room in Washington D.C. Reports and other information about the JNL Variable Fund also are available on the EDGAR database on the SEC's Internet site (http://www.sec.gov), and copies may be obtained, after payment of a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section in Washington, D.C., 20549-0102. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-942-8090.



                                                            File No.:  811-09367

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2003


                             JNL VARIABLE FUND V LLC



This Statement of Additional Information (the "SAI") is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the JNL Variable Fund V LLC Prospectus, dated May 1, 2003 (the "Prospectus"). The financial statements of the JNL Variable Fund V LLC for the year ended December 31, 2002 are incorporated by reference from the JNL Variable Fund V's Annual Report to interest holders. The Prospectus and Annual Report may be obtained at no charge by calling (800) 766-4683, or writing P.O. Box 378002, Denver, Colorado 80237-8002.




                                TABLE OF CONTENTS


General Information and History.............................................................................   2
Common Types of Investments and Management Practices........................................................   2
Additional Risk Considerations..............................................................................   9
Investment Restrictions.....................................................................................  11
Managers and Officers of the JNL Variable Fund..............................................................  12
Principal Holders of the Fund's Interests...................................................................  16
Performance.................................................................................................  17
Investment Adviser, Sub-Adviser and Other Service Providers.................................................  18
Purchases, Redemptions and Pricing of Interests.............................................................  25
Description of Interests; Voting Rights; Interest Holder Inquiries..........................................  27
Tax Status..................................................................................................  28
Financial Statements .......................................................................................  29


                         GENERAL INFORMATION AND HISTORY


JNL Variable Fund V LLC (the "JNL Variable Fund") is an open-end management company organized as a Delaware limited liability company on January 26, 1999. The JNL Variable Fund offers interests in the First Trust/JNL The DowSM Target 10 Fund (the "Fund"). The Fund is "non-diversified," which means the Fund may hold securities of a smaller number of issuers than if it was a "diversified" fund.


              COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES


This section describes some of the types of securities the Fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The Fund may invest in the following securities or engage in the following practices to the extent that such securities and practices are consistent with the Fund's investment objective(s) and policies described in the Prospectus and in this SAI.


BANK OBLIGATIONS. The Fund may invest in bank obligations, which include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

BORROWING AND LENDING. The Fund may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets. To secure borrowings, the Fund may mortgage or pledge securities in amounts up to 15% of its net assets.

CASH POSITION. The Fund may hold a certain portion of its assets in repurchase agreements and money market securities maturing in one year or less that are rated in one of the two highest rating categories by a nationally recognized statistical rating organization. The Fund also may invest cash balances in shares of affiliated money market funds. For temporary, defensive purposes, the Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs. Commercial paper may have fixed, floating or variable rates, and a maturity of up to 270 days.


COMMON AND PREFERRED STOCKS. The Fund may invest in common and preferred stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Although common and preferred stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies or companies that are experiencing financial stress.

DEPOSITORY RECEIPTS. American Depository Receipts ("ADRs") typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, depository receipts in registered form are intended for use in the U.S. securities markets, while depository receipts in bearer form are intended for use in securities markets outside the U.S. Depository receipts may or may not be denominated in the same currency as the underlying securities which they represent.

Depository receipts may be issued in sponsored or unsponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depository receipts. In an unsponsored program, the issuer may not be directly involved in the creation of the program. Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and unsponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program. To the extent a Fund invests in depository receipts of an unsponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis.


Depository receipts involve many of the same risks as direct investments in foreign securities, described below.


FIXED-INCOME SECURITIES. A Fund may invest in fixed-income securities of companies that meet the investment criteria for the Fund. In general, fixed income securities represent a loan on money by the purchaser to the issuer. A fixed income security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain period of time or at a specified date, called "maturity." The security issuer typically must meet its obligations associated with its outstanding fixed income securities before it may declare or pay any dividend to holders of its equity securities, and may also be obliged under the terms of its fixed income securities to maintain certain measures of financial condition. Bonds, notes and commercial paper are typical types of fixed income securities, differing in the length of the issuer's repayment schedule.

The price of fixed-income securities fluctuates with changes in interest rates and in response to changes in the financial condition of the issuer. The value of fixed income securities generally rises when interest rates fall, and fall when interest rates rise. Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes.

FLOATING AND ADJUSTABLE RATE OBLIGATIONS. The Funds may purchase adjustable or floating rate obligations, including floating rate demand notes and bonds. The Funds may invest in adjustable or floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Funds also may purchase adjustable or floating rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. While because of the adjustable or floating rate features of such obligations a Fund that invests in such securities will participate in increases in interest rates by earning higher interest payments, the Fund also will participate in decreases in interest rates. See also the discussion of "Variable Rate Securities" below.

FUTURES AND OPTIONS. Futures contracts are often used to manage risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The Fund may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. The Fund may purchase or sell call and put options on securities and financial indices, and may invest in futures contracts on financial indices, including interest rates or an index of U.S. government securities, or equity or fixed-income securities.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower the Fund's total return; and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts. These instruments may also be used for non-hedging purposes such as increasing the Fund's income.

The Fund's use of commodity futures and commodity options trading should not be viewed as providing a vehicle for interest holder participation in a commodity pool. Rather, in accord with regulations of the Commodity Futures Trading Commission (CFTC), and a proposed amendment and interpretation of those regulations by the CFTC, a Fund will employ such techniques only for (1) hedging purposes, or (2) otherwise to the extent that (i) the aggregate initial margin and required premiums do not exceed 5 percent of the Fund's net assets, or (ii) in the alternative, the aggregate "notional value" of the Fund's positions does not exceed the value of the Fund's net assets. "Notional value" means, in the case of futures contracts, the size of the contract, in units, multiplied by the market price per unit and, in the case of commodity options, the size of the contract, in contract units, multiplied by the strike price per unit.


HYBRID INSTRUMENTS. The Fund may purchase hybrid instruments, which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, a particular currency, or a domestic debt or common stock index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.


ILLIQUID SECURITIES. The Fund may hold illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Illiquid investments generally include: repurchase agreements not terminable within seven days; securities for which market quotations are not readily available; restricted securities (securities that cannot be offered for sale to the public without first being registered under the Securities Act of
1933) not determined to be liquid in accord with guidelines established by the Fund's Board of Managers; over-the-counter (OTC) options and, in certain instances, their underlying collateral; and securities involved in swap, cap, collar and floor transactions. See the description of the Fund's investment restrictions below for more information about the Fund's policies with respect to investments in illiquid securities.

Reduced liquidity in the secondary market for illiquid securities may make it difficult or impossible for the Fund to obtain market quotations based on actual transactions for purposes of valuing the Fund's shares.

INVESTMENT COMPANIES. The Fund may invest in investment companies to the extent permitted under the 1940 Act. The Fund may invest cash balances in shares of investment companies, including affiliated investment companies, which are money market funds managed by the JNL Variable Fund's investment adviser or its affiliates. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

PORTFOLIO TURNOVER. The Fund may engage in short-term transactions if such transactions further its investment objective. The Fund may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. Portfolio turnover rates also may be increased by purchases or redemptions of the Fund's shares, because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned in order to meet redemption requests. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. The Fund may invest in repurchase or reverse repurchase agreements. A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement by the seller (generally by a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A repurchase agreement may be considered a loan collateralized by the underlying security, which typically is a U.S. Treasury bill or note, or other highly liquid short-term security. The Fund will only enter into repurchase agreements that are fully collateralized. For a repurchase agreement to be considered fully collateralized, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System.


The Fund may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement. In addition, the Fund, together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

When the Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes.


SECURITIES LENDING. The Fund may lend common stock to broker-dealers and financial institutions to realize additional income. As a fundamental policy, the Fund will not lend common stock or other assets if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) the Fund must receive any dividends or interest paid by the issuer on such securities; (c) the Fund must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) the Fund must receive either interest from the investment of collateral or a fixed fee from the borrower. The Fund might experience a loss if the borrowing broker-dealer or financial institution breaches its agreement with the Fund.


Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, the Fund may experience delays in, or be prevented from, recovering the collateral. During the period that the Fund seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. The Fund may also incur expenses in enforcing its rights. If the Fund has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.


SECURITY-RELATED ISSUERS. The JNL Variable Fund has been granted exemptive relief from the Securities and Exchange Commission to allow the Fund to invest more than 5% of their assets (up to percentage limits specified in the exemptive relief as to the Target Fund) in the securities of any issuer that derives more than 15% of its gross revenue from "securities related activities" (as defined in rule 12d3-1 under the Investment Company Act of 1940). This exemptive relief permits the Target Fund to pursue their principal investment strategies that involve investment of the Fund's assets in securities of only a limited number of issuers, even where certain of those issuers may be "securities related" issuers.

SHORT SALES. The Fund may sell securities short. A short sale is the sale of a security the Fund does not own. If a Fund sells a security short, it must borrow from a broker-dealer or other lender that security to deliver to the purchaser in the short sale. A short sale is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. To the extent that the Fund engages in short sales that are not "against the box," it must maintain asset coverage in the form of assets determined to be liquid by the sub-adviser in accord with procedures established by the Board of Managers, in a segregated account, or otherwise cover its position in a permissible manner. If the value of the security sold short goes up, the Fund will have to buy it back at that higher price, resulting in a loss to the Fund, to make good on the borrowing.

U.S. GOVERNMENT SECURITIES. U.S. government securities are issued or guaranteed as to principal and interest by U.S. government agencies or instrumentalities. These securities are distinguished from U.S. government obligations issued by the U.S. Treasury, described below. Government agency and instrumentality securities include securities issued by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Administration, Student Loan Marketing Association, and the Tennessee Valley Authority. Some of these securities, such as those issued by Ginnie Mae, are supported by the full faith and credit of the U.S. government; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law.


U.S. GOVERNMENT OBLIGATIONS. U.S. government obligations include bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.


WARRANTS. The Fund may invest in warrants. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants constitute options to purchase common stock at a specific price, and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WRITING COVERED OPTIONS ON SECURITIES. The Fund may "write" (sell) covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the sub-adviser determines is appropriate in seeking to attain the Fund's investment objective. Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund's obligation under the option. The Fund may also write combinations of covered puts and covered calls on the same underlying security.

The Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.


                         ADDITIONAL RISK CONSIDERATIONS

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The use of futures, options, forward contracts, and swaps (derivative instruments) exposes the Fund to additional investment risks and transaction costs. If the sub-adviser seeks to protect the Fund against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Fund, the Fund could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include: (1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and
(4) the possible absence of a liquid secondary market for any particular instrument at any time.


HYBRID INSTRUMENTS. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of "Futures, Options, and Other Derivative Instruments" herein for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter or in a private transaction between the Fund and the seller of the hybrid instrument, the creditworthiness of the counter-party to the transaction would be an additional risk factor that the Fund must consider. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission, which generally regulates the trading of commodity futures on U.S. exchanges, the Securities and Exchange Commission, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

INVESTMENT STRATEGY RISKS. The common stocks selected for the Fund generally share attributes that have caused them to have lower prices or higher yields relative to other stocks in their respective index or exchange. The issuers of such common stocks may, for example, be experiencing financial difficulty, or be out of favor in the market because of weak performance, poor earnings forecasts or negative publicity; or they may be reacting to general market cycles. There can be no assurance that the market factors that caused the relatively low prices and high dividend yields of the common stocks selected will or will not change, that any negative conditions adversely affecting the stock prices will not deteriorate, that the dividend rates on the common stocks will be maintained or that share prices will not decline further during the holding period of such stocks in the Fund, or that the common stock will continue to be included in the respective indices or exchanges. Investing in stocks with low share prices or highest dividend yields amounts to a "contrarian" strategy because these shares are often out of favor. Such strategy may be effective in achieving the Fund's investment objective because regular dividends are common for established companies and dividends have often accounted for a substantial portion of the total return on stocks of the index as a group. However, there is no guarantee that either the Fund's objective will be achieved or that the Fund will achieve capital appreciation of its portfolio holdings in excess of the Fund's expenses. Because of the contrarian nature of the investment strategies of the Target Fund, and the attributes of the common stock which caused inclusion in their portfolios, the Fund may not be appropriate for investors seeking either preservation of capital or high current income. In addition, the strategy for the Fund has underperformed its index in certain years.


LITIGATION. Certain of the issuers of common stock may be involved in the manufacture, distribution and sale of tobacco products. Pending litigation proceedings against such issuers in the United States and abroad cover a wide range of matters including product liability and consumer protection. Damages claimed in such litigation alleging personal injury (both individual and class actions), and in health cost recovery cases brought by governments, labor unions and similar entities seeking reimbursement for health case expenditures, aggregate many billions of dollars.


In November 1998, certain companies in the U.S. tobacco industry, including Philip Morris, entered into a negotiated settlement with several states that would result in the resolution of significant litigation and regulatory issues affecting the tobacco industry generally. The proposed settlement, while extremely costly to the tobacco industry, would significantly reduce uncertainties facing the industry and increase stability in business and capital markets. Future litigation or legislation could adversely affect the value, operating revenues and financial position of tobacco companies and could adversely affect the Fund.


Certain of the Funds may include the stock of Microsoft Corporation in their portfolios.


MICROSOFT CORPORATION. Microsoft Corporation has been engaged in litigation with the U.S. Department of Justice, 20 states and the District of Columbia. A federal appellate court affirmed a district court finding of liability against Microsoft for violation of the Sherman Antitrust Act and various state antitrust laws. One state withdrew from the litigation prior to the issuance of liability findings. Another settled its claims in July 2001. The claims of several other states were litigated through liability and have been conditionally settled as to the issue of remedy. On November 1, 2002, a federal district judge approved a settlement between Microsoft, the U.S. Department of Justice and the remaining nine other states and the District of Columbia. The settlement includes various provisions addressing licensing and pricing, middleware programs, retaliation against original equipment manufacturers, release of information and creation of a compliance committee. Microsoft is subject to the terms of the settlement for five years with the possibility of a one-time extension of up to two years.

Federal and state authorities continue to review the legality of Microsoft's licensing practices and potential abuses of its monopoly power. In addition, the European Union is also investigating allegations of Microsoft antitrust violations which may result in additional litigation. It is impossible to predict what impact any future litigation or settlement will have on Microsoft or the value of its stock.

At any time, litigation may be instituted on a variety of grounds with respect to the issuer of a common stock held in the Fund's portfolio. It is not possible to predict whether any litigation including the above-described litigation, that has been or will be instituted, might have a material adverse effect on the JNL Variable Fund or the Fund.


                             INVESTMENT RESTRICTIONS


FUNDAMENTAL POLICIES. The following are fundamental policies, which means they may not be changed without the affirmative vote of the majority of the outstanding voting securities of the JNL Variable Fund. The Investment Company Act of 1940 (1940 Act) defines a majority vote as the vote of the lesser of (i) 67% of the Fund interests represented at a meeting at which more than 50% of the outstanding interests are represented or (ii) more than 50% of the outstanding voting interests.


         (1)      The Fund may not issue senior securities.


         (2) The Fund will not borrow money, except for temporary or emergency purposes, from banks. The aggregate amount borrowed shall not exceed 25% of the value of the Fund's assets. In the case of any borrowing, the Fund may pledge, mortgage or hypothecate up to 15% of its assets.


         (3) The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933 when selling portfolio securities.

         (4) The Fund will not purchase or sell real estate or interests therein.


         (5) The Fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).


         (6)  The Fund may invest in  repurchase  agreements  and  warrants and
              engage  in  futures  and  options   transactions  and  securities
              lending.


The Fund is not a "diversified company," as that term is defined in the Investment Company Act of 1940, as amended. There are no limitations on the concentration of the investments held by the Fund in any particular industry or group of industries.

INSURANCE LAW RESTRICTIONS. In connection with the JNL Variable Fund's agreement to sell interests in the Funds to Jackson National Separate Account V (Separate Account), Jackson National Asset Management, LLC (JNAM L.L.C. or the Adviser) and Jackson National Life Insurance Company (JNL) may enter into agreements with the JNL Variable Fund, required by certain state insurance departments, under which the Adviser may agree to use its best efforts to assure and to permit JNL to monitor that the Fund of the JNL Variable Fund complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If the Fund failed to comply with such restrictions or limitations, JNL would take appropriate action, which might include ceasing to make investments in the Fund or JNL Variable Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the JNL Variable Fund's operations.


                 MANAGERS AND OFFICERS OF THE JNL VARIABLE FUND


The officers of the JNL Variable Fund manage its day to day operations and are responsible to the JNL Variable Fund's Board of Managers. The Board of Managers sets broad policies for the Fund and chooses the JNL Variable Fund's officers. The following is a list of the Managers and officers of the Fund, and a statement of their present positions and principal occupations during the past five years. The following also lists the number of portfolios overseen by the Managers and other directorships of public companies or other registered investment companies held by the Managers.

For purposes of this section, the term "Fund Complex" includes each of the following investment companies: JNL Series Trust (57 portfolios), JNL Investors Series Trust (1 portfolio), JNL Variable Fund LLC (12 portfolios), JNL Variable Fund III LLC (1 portfolio), JNL Variable Fund V LLC (1 portfolio), JNLNY Variable Fund I LLC (12 portfolios), and JNLNY Variable Fund II LLC (1 portfolio). Each of the JNL Variable Fund's Managers is also a Manager or trustee of other funds in the Fund Complex and each of the JNL Variable Fund's officers is also an officer of other funds in the Fund Complex.



---------------------------- --------------- --------------- ------------------------ -------------------- -------------------
                                                                                           NUMBER OF
                                CURRENT                                                PORTFOLIOS IN THE         OTHER
                             POSITION WITH                                               FUND COMPLEX        DIRECTORSHIPS
  MANAGER/OFFICER (AGE) &       the JNL        LENGTH OF      PRINCIPAL OCCUPATION      OVERSEEN BY THE       HELD BY THE
          ADDRESS            VARIABLE FUND    TIME SERVED     FOR THE PAST 5 YEARS          MANAGER             MANAGER
------------------------------------------------------------------------------------------------------------------------------
INTERESTED MANAGERS
------------------------------------------------------------------------------------------------------------------------------

Andrew B. Hopping* (44)      Manager;        10/98 to        Executive Vice                   77           None
1 Corporate Way              Chair of        present         President, Chief
Lansing, MI 48951            Board of                        Financial Officer and
                             Managers                        Treasurer of Jackson
                                                             National Life
                                                             Insurance Company;
                                                             Trustee or Manager and
                                                             Chairman, of each
                                                             other investment
                                                             company in the Fund
                                                             Complex.

---------------------------- --------------- --------------- ------------------------ -------------------- -------------------

Robert A. Fritts* (54)       Manager, Vice   2/99 to         Vice President and               77           None
1 Corporate Way              President and   present         Controller of Jackson
Lansing, MI 48951            Chief                           National Life
                             Executive                       Insurance Company;
                             Officer                         Trustee or Manager and
                                                             (since 12/02)
                                                             President and Chief
                                                             Executive Officer,
                                                             of each other
                                                             investment company
                                                             in the Fund
                                                             Complex.

------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED MANAGERS
------------------------------------------------------------------------------------------------------------------------------

Peter McPherson (62)         Manager         2/02 to         President, Michigan              20           Director of Dow
1 Corporate Way                              present         State University                              Jones & Company
Lansing, MI 48951

---------------------------- --------------- --------------- ------------------------ -------------------- -------------------

Michael Bouchard (46)        Manager         4/00 to present Sheriff, Oakland                 20           None
1 Corporate Way                                              County, Michigan,
Lansing, MI 48951                                            Senator - State of

                                                             Michigan (1991-1999)
---------------------------- --------------- --------------- ------------------------ -------------------- -------------------

Michelle Engler (45)         Manager         4/00 to present First Lady of the                20           Director of Federal
1 Corporate Way                                              State of Michigan                             Home Loan Mortgage
Lansing, MI 48951                                            (1991-2002)                                   Corporation

---------------------------- --------------- --------------- ------------------------ -------------------- -------------------


     * Messrs. Hopping and Fritts are "interested persons" of the JNL Variable
     Fund due to their positions with Jackson National Life Insurance Company, which is the parent company of the Adviser.



--------------------------- ---------------------- ----------------- ------------------------ --------------------- ----------------
                                                                                                   NUMBER OF
                                                                                               PORTFOLIOS IN THE          OTHER
                              CURRENT POSITION                                                    FUND COMPLEX        DIRECTORSHIPS
 MANAGER/OFFICER (AGE) &        WITH THE JNL        LENGTH OF TIME    PRINCIPAL OCCUPATION      OVERSEEN BY THE         HELD BY
         ADDRESS                VARIABLE FUND           SERVED        FOR THE PAST 5 YEARS          MANAGER           THE MANAGER
--------------------------- ---------------------- ----------------- ------------------------ --------------------- ----------------
OFFICERS
--------------------------- ---------------------- ----------------- ------------------------ --------------------- ----------------

Thomas J. Meyer (56)        Vice President,        2/99 to present   General Counsel,            Not Applicable       Not Applicable
1 Corporate Way             Counsel and Secretary                    Senior Vice President
Lansing, Michigan 48951                                              and Secretary of

                                                                     Jackson National Life
                                                                     Insurance Company
--------------------------- ---------------------- ----------------- ------------------------ --------------------- ----------------

Mark D. Nerud (36)          Vice President,        2/99 to present   Chief Financial             Not Applicable       Not Applicable
225 West Wacker Drive,      Treasurer and Chief                      Officer and Managing
Chicago, IL 60606           Financial Officer                        Board Member of the
                                                                     Adviser; Vice
                                                                     President, Treasurer,
                                                                     Chief Financial
                                                                     Officer of other
                                                                     Investment Companies
                                                                     advised by the
                                                                     Adviser; Vice
                                                                     President - Fund
                                                                     Accounting &
                                                                     Administration of
                                                                     Jackson National Life
                                                                     Insurance Company

--------------------------- ---------------------- ----------------- ------------------------ --------------------- ----------------

Susan S. Rhee (31)          Assistant Secretary    1/00 to present   Secretary of the            Not Applicable       Not Applicable

1 Corporate Way                                                      Adviser; Associate
Lansing, MI 48951                                                    General Counsel of
                                                                     Jackson National Life
                                                                     Insurance Company
                                                                     (7/01 to present),
                                                                     Senior Attorney of
                                                                     Jackson National Life
                                                                     Insurance Company
                                                                     (1/00 to 7/01);
                                                                     Goldman, Sachs & Co.
                                                                     (10/99 to 12/99); Van
                                                                     Eck Associates
                                                                     Corporation (9/97 to
                                                                     10/99)
--------------------------- ---------------------- ----------------- ------------------------ --------------------- ----------------

COMMITTEES OF THE BOARD OF MANAGERS


The Audit Committee assists the Board of Managers in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the JNL Variable Fund to the public or government agencies. The Audit Committee is responsible for the selection, subject to ratification by the Board, of the JNL Variable Fund's independent auditor, and for the approval of the auditor's fee. The Audit Committee also reviews the JNL Variable Fund's internal controls regarding finance, accounting, legal compliance and the JNL Variable Fund's auditing, accounting and financial processes generally. Messrs. Bouchard and McPherson and Mrs. Engler are the members of the Audit Committee. Mr. McPherson is Chair of the Audit Committee. The Audit Committee had 3 meetings in the last fiscal year.

The Pricing Committee oversees the valuation of portfolio securities when there are missing prices or pricing errors. Messrs. Hopping and Fritts are the members of the Pricing Committee. Actions of the Pricing Committee in determining the fair value of portfolio securities are subject to subsequent ratification by the Board. The Pricing Committee had 12 meetings in the last fiscal year.


CERTAIN POSITIONS OF DISINTERESTED MANAGERS AND THEIR FAMILY MEMBERS


None of the disinterested Managers, nor any member of a disinterested Manager's immediate family, held any position (other than the disinterested Manager's position as such with the JNL Variable Fund or other funds in the Fund Complex) including as officer, employee, director or general partner during the two most recently completed calendar years with: (i) any Fund; (ii) an investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as any Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of any Fund; (iii) an investment adviser, principal underwriter or affiliated person of any Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of any Fund.


OWNERSHIP OF MANAGERS OF SHARES IN THE FUNDS OF THE JNL VARIABLE FUND


As of December 31, 2002, the Managers beneficially owned the following interests in shares of the Funds:


------------------------------- -------------------------------------------- --------------------------------------------
                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                              SECURITIES IN ALL REGISTERED INVESTMENT
                                DOLLAR RANGE OF EQUITY SECURITIES IN THE      COMPANIES OVERSEEN BY THE MANAGER IN THE
       MANAGER                                 FUNDS                                        FUND COMPLEX
------------------------------- -------------------------------------------- --------------------------------------------

Andrew B. Hopping               None                                         Less than $10,000

------------------------------- -------------------------------------------- --------------------------------------------
Robert A. Fritts                None                                         Over $100,000
------------------------------- -------------------------------------------- --------------------------------------------
Michael Bouchard                None                                         None
------------------------------- -------------------------------------------- --------------------------------------------
Michelle Engler                 None                                         None
------------------------------- -------------------------------------------- --------------------------------------------
Peter McPherson                 None                                         None
------------------------------- -------------------------------------------- --------------------------------------------


As described in the Prospectus, interests in the Funds are sold only to Jackson National Life Insurance Company Separate Account V. Messrs. Hopping and Fritts are the beneficial owners of interests in certain other funds in the Fund Complex through their participation in a qualified retirement plan maintained by Jackson National Life Insurance Company for its officers and employees, which invests in certain other funds in the Fund Complex.


OWNERSHIP BY DISINTERESTED MANAGERS OF INTERESTS IN CERTAIN AFFILIATES OF THE JNL VARIABLE FUND


As of December 31, 2002, none of the disinterested Managers, nor any member of a disinterested Manager's immediate family, owned beneficially or of record any securities in an adviser or principal underwriter of any Fund, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of any Fund.


MANAGER COMPENSATION


The officers of the JNL Variable Fund and the Managers who are "interested persons" as designated above receive no compensation from the JNL Variable Fund. Disinterested Managers are paid $5,000 for each meeting of a fund in the Fund Complex that they attend. The fees of the disinterested Managers are paid by Jackson National Asset Management, LLC as Administrator of the JNL Variable Fund.

The disinterested Managers received the following compensation for services as a Manager during the fiscal year ended December 31, 2002:


-------------------------------- ------------------ ---------------- --------------- ------------------

                                                      PENSION OR                           TOTAL
                                                      RETIREMENT                       COMPENSATION
                                     AGGREGATE         BENEFITS        ESTIMATED         FROM JNL
                                   COMPENSATION       ACCRUED AS         ANNUAL        VARIABLE FUND
                                   FROM THE JNL      PART OF FUND    BENEFITS UPON   AND FUND COMPLEX
            MANAGER                VARIABLE FUND       EXPENSES        RETIREMENT    PAID TO MANAGERS

-------------------------------- ------------------ ---------------- --------------- ------------------

Michael Bouchard                      $25,000            0         0       0              $25,000

-------------------------------- ------------------ ---------------- --------------- ------------------

Michelle Engler                       $25,000            0         0       0              $25,000

-------------------------------- ------------------ ---------------- --------------- ------------------

Peter McPherson                       $15,000            0         0       0              $15,000

-------------------------------- ------------------ ---------------- --------------- ------------------

Neither the JNL Variable Fund nor any of the other investment companies in the Fund Complex has adopted any plan providing pension or retirement benefits for Managers.


                    PRINCIPAL HOLDERS OF THE FUND'S INTERESTS

As of April 1, 2003 the officers and Managers of the JNL Variable Fund, as a group, owned less than 1% of the then outstanding interests of the JNL Variable Fund.

Because the interests in the Funds of the JNL Variable Fund are sold only to Jackson National Life Insurance Company - Separate Account V to fund certain variable annuity contracts (the "Contracts") issued by Jackson National Life Insurance Company ("JNL"), JNL is the owner of record of all the interests in the Funds.

As may be required by applicable law and interpretations of the staff of the SEC, JNL will solicit voting instructions from owners of Contracts regarding matters submitted to interest holder vote, and will vote the interests held by its Separate Account in accord with the voting instructions received from Contract owners to whose Contracts such interests are attributable. This is sometimes referred to as "pass through" voting. Further, those interests held in the Separate Account for which no voting instructions are received from Contract owners, also will be voted by JNL in the same proportions as those interests for which voting instructions are received from Contract owners. This is sometimes referred to as "echo" voting.

As of April 1, 2003, no persons beneficially owned more than 5% or more of the interests in the Fund.


                                   PERFORMANCE


The Fund's historical performance may be shown in the form of total return. This performance measure is described below. Performance advertised for the Fund may or may not reflect the effect of any charges that are imposed under a variable annuity contract (Contract) that is funded by the Fund. Such charges, described in the prospectus for the Contract, will have the effect of reducing the Fund's performance.


Standardized average annual total return and non-standardized total return measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of the Fund.

STANDARDIZED AVERAGE TOTAL RETURN


The Fund's standardized average annual total return quotation is computed in accord with a method prescribed by rules of the Securities and Exchange Commission ("SEC"). Standardized average annual total return shows the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one-, five- and ten-year periods, or for a period covering the time the Fund has been in existence if the Fund has not been in existence for one of the prescribed periods. Because average annual total returns tend to smooth out variations in the Fund's returns, you should recognize that they are not the same as actual year-by-year results. The standardized average annual total return for the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the applicable charges, if any, and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and the quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.


The standardized average annual total return will be based on rolling calendar quarters and will cover at least periods of one, five and ten years, or a period covering the time the Fund has been in existence, if it has not been in existence for one of the prescribed periods.

The standardized average annual total return for each Fund for the periods indicated was as follows:



                                                                                          Date of Initial Investment in
                                                            One-Year Period Ended           Corresponding Division to
                                                             December 31, 2002                  December 31, 2002*
                                                             -----------------                  ------------------

First Trust/JNL The Dow(SM) Target 10 Division                    -9.98%                              -2.43%


*Commenced operations on January 3, 2000.

NON-STANDARDIZED TOTAL RETURN


Non-standardized total return may also be advertised. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return. Non-standardized total return for a specific period is calculated by first taking an investment ("initial investment") in the Fund's shares on the first day of the period and computing the end value of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund during the period have been reinvested at net asset value on the payment dates. Non-standardized total return may also be shown as the increased dollar value of the hypothetical investment over the period.


PERFORMANCE QUOTATIONS ARE HISTORICAL AND NOT REPRESENTATIVE OF FUTURE
PERFORMANCE


The Fund's performance quotations, including standardized total return, non-standardized total return, yield and effective yield, are based upon historical results and are not necessarily representative of future performance. The Fund's interests are sold at net asset value. Returns and net asset values will fluctuate. Factors affecting a Fund's performance include general market conditions, operating expenses and investment management. Shares of the Fund are redeemable at the then current net asset value, which may be more or less than original cost.


           INVESTMENT ADVISER, SUB-ADVISER AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER


Jackson National Asset Management, LLC ("JNAM L.L.C." or the "Adviser"), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the JNL Variable Fund. As investment adviser, the Adviser provides the JNL Variable Fund with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company ("JNL"), which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom.

The Adviser acts as investment adviser to the JNL Variable Fund pursuant to an Investment Advisory and Management Agreement. Prior to January 31, 2001, Jackson National Financial Services, LLC ("JNFS"), an affiliate of the Adviser, acted as investment adviser to the Fund. The Adviser assumed all related investment management duties from JNFS pursuant to a Plan of Merger dated January 31, 2001. The Board of Managers approved the merger on November 9, 2000.

The Investment Advisory and Management Agreement continues in effect for the Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Managers who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the Fund, and (ii) the interest holders of the Fund or the Board of Managers. It may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding interests of the Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement. The Investment Advisory and Management Agreement provides that the Adviser shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement. As compensation for its services, the JNL Variable Fund pays the Adviser a fee in respect of the Fund as described in the Prospectus. The Fund is obligated to pay the Adviser the following fee:

          ASSETS                                              FEES
          ------                                              ----
          All Assets                                          .65%

The fee paid by the Fund to the Adviser pursuant to the Investment Advisory and Management Agreement for the fiscal years ended December 31, 2000 (paid to Jackson National Financial Services, LLC), December 31, 2001 and December 31, 2002 were $21,025, $30,962 and $34,504, respectively.


INVESTMENT SUB-ADVISER


The Adviser has entered into a Sub-Advisory Agreement with First Trust Advisors L.P. (First Trust) to manage the investment and reinvestment of the assets of the Fund, subject to the Adviser's supervision.

First Trust Advisors L.P. (First Trust), an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, is the sub-adviser for each Fund of the JNL Variable Fund. First Trust's address is 1001 Warrenville Road, Lisle, Illinois 60532. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation (formerly known as Nike Securities Corporation). Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. Pursuant to a Sub-Advisory Agreement with the Adviser, First Trust is responsible for selecting the investments of each Fund consistent with the investment objectives and policies of that Fund, and will conduct securities trading for the Fund. First Trust discharges its responsibilities subject to the policies of the Board of Managers of the JNL Variable Fund and the oversight and supervision of the Adviser, which pays First Trust's sub-advisory fees.

Under the Sub-Advisory Agreement, First Trust provides the Fund with discretionary investment services. Specifically, First Trust is responsible for supervising and directing the investments of the Fund in accord with the Fund's investment objective, program, and restrictions as provided in the Prospectus and this Statement of Additional Information. First Trust is also responsible for effecting all security transactions on behalf of the Fund. The Sub-Advisory Agreement also provides that First Trust, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

The Sub-Advisory Agreement continues in effect for the Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Managers who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the Fund and by the interest holders of the Fund or the Board of Managers. It may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding interests of the Fund, and will terminate automatically upon assignment or upon the termination of the investment management agreement between the Adviser and the Fund. Additional Funds may be subject to a different agreement. The Sub-Advisory Agreement also provides that First Trust is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended (Code), applicable to the Fund (relating to the diversification requirements applicable to investments in funds underlying variable annuity contracts).

The Adviser is obligated to pay First Trust out of the advisory fee it receives from the Fund the following fee (the fee percentages are identical for each Fund):

        ASSETS                                    FEES
        ------                                    ----
        All Assets                                .20%


MANAGERS' CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS


Under the 1940 Act, an investment advisory or sub-advisory contract initially must be approved by a vote of the majority of the outstanding voting securities of the investment company (which, in the case of a newly organized Fund, may be a vote by the sole initial shareholder), and may continue in effect for a period longer than two years from the date of its execution only so long as continuance is specifically approved at least annually by the Managers or by a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of the investment company.


Further, the 1940 Act requires that an investment advisory or sub-advisory agreement, or the continuance thereof, be approved by a vote of the majority of the disinterested Managers cast in person at a meeting called for the purpose of voting on such approval. The 1940 Act also places a specific duty upon the Managers to request and evaluate, and a corresponding duty upon the investment adviser and sub-adviser, if applicable, to furnish, such information as reasonably may be necessary to evaluate the terms of the agreement.

The Managers are presented at each of their regular meetings with reports and analyses by the Adviser and the sub-adviser regarding (i) the investment performance of the Fund of the JNL Variable Fund, in relation to benchmark indices and in relation to other funds having similar investment objectives;
(ii) Fund brokerage; and (iii) portfolio compliance matters. In addition to submitting quarterly written reports regarding the Fund under their management, portfolio management representatives of the Fund's sub-adviser also make in-person reports to the Managers at least annually.

The Managers review and consider these reports and presentations as part of their responsibility to manage the affairs of the JNL Variable Fund. These reports and presentations also form a part of the information considered by the Managers in determining whether to approve the continuation of the agreements with the Adviser and the sub-adviser.


Described below is a summary of additional information provided to and considered by the Managers, and their conclusions with respect thereto, that formed the basis of the Managers' approval of the current investment advisory and sub-advisory agreements of the JNL Variable Fund.

         INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT


         At their meeting of May 2002, the Managers were presented by the Adviser with information regarding (i) the nature of the services to be provided to the Fund the Adviser, including its procedures for monitoring and evaluating the sub-adviser and service providers; (ii) the fees proposed to be charged the Fund by the Adviser, in comparison with the fees charged other underlying funds of variable annuity products; (iii) ancillary benefits which might be expected to accrue to the Adviser in respect of its investment advisory relationship with the Fund, including the fees payable to the Adviser as administrator; (iv) the overall expenses of the Fund in comparison with other underlying funds of variable annuity products and (v) the Adviser's profitability from its investment advisory and other services to the Fund.

         In determining to approve the Investment Advisory and Management Agreement with the Adviser, the Managers considered the information provided by the Adviser indicating: (i) the services to be provided by the Adviser under the agreement were necessary for the operation of the Fund; (ii) the quality of the services which had been provided by the Adviser in the past (iii) the compensation proposed to be paid the Adviser for its services under the agreement, including ancillary benefits, and the overall expenses of the Fund, were reasonable both in relation to the nature and quality of the services to be provided by the Adviser, and in relation to the fees and expenses of other underlying funds of variable annuity products and (iv) the Adviser's profitability from its services under the agreement.


         SUB-ADVISORY AGREEMENT WITH FIRST TRUST


         The Managers approved the continuation of the sub-advisory agreement with First Trust in May 2002. In determining to approve the continuation of the sub-advisory agreement, the Managers considered information provided by First Trust, as well as information and analysis provided by the Adviser with respect to First Trust. Specifically, the types of information considered by the Managers in determining approval of the sub-advisory agreement was in the best interests of the Fund, were the following:


     o The Managers were presented with historical performance data, prepared by First Trust, reflecting the hypothetical performance of the investment strategies pursued by the Fund and comparing that performance to benchmark indices, indicating the performance of those hypothetical portfolios were within reasonable expectations.


     o The Managers were presented with information, prepared by First Trust, describing First Trust's investment processes, the security selection criteria employed in managing the Fund, and the qualifications of the First Trust personnel involved in managing the Fund.

     o    The Managers were  presented with  profitability  information of First
          Trust.

     o Although there is limited comparative data available, the Managers were presented with information regarding the investment advisory and sub-advisory fees charged by First Trust with respect to other investment advisory clients pursuing investment strategies similar to those of the Funds, indicating the fees proposed to be paid First Trust under the sub-advisory agreement were comparable with those paid by others for similar services.

LICENSE AGREEMENTS. The Adviser, JNL and the JNL Variable Fund have entered into a Sub-License Agreement with First Trust under the terms of which the Fund and JNL are permitted to use and refer to certain copyright, trademark and proprietary rights and trade secrets of Dow Jones & Company.

ADMINISTRATIVE FEE. The Fund pays to JNAM L.L.C., as administrator of the Fund (the "Administrator") an Administrative Fee of .15% of the average daily net assets of the Fund. In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Fund. In accord with the Administration Agreement, the Administrator is responsible for payment of expenses related to legal, audit, fund accounting, custody, printing and mailing and all other services necessary for the operation of the Fund. The Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, and the fees and expenses of the disinterested Managers and of independent legal counsel to the disinterested Managers.

CUSTODIAN AND TRANSFER AGENT. Boston Safe Deposit & Trust Company, One Boston Place, Boston, Massachusetts 02108, acts as custodian for the JNL Variable Fund and the Fund. In general, the custodian is responsible for holding the Fund's cash and securities and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

JNAM L.L.C. is the transfer agent and dividend-paying agent for the JNL Variable Fund and the Fund.

INDEPENDENT ACCOUNTANTS. The JNL Variable Fund's independent accountants, KPMG LLP, 303 E. Wacker Drive, Chicago, IL 60601, audit and report on the Fund's annual financial statements and performs other professional accounting, auditing and advisory services when engaged to do so by the JNL Variable Fund. Prior to April 2001, another auditing firm acted as independent accountants for the JNL Variable Fund.

FUND TRANSACTIONS AND BROKERAGE. Pursuant to the Sub-Advisory Agreement, First Trust is responsible for placing all orders for the purchase and sale of portfolio securities of the Fund. First Trust is obliged to place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Fund ("best execution"), and First Trust has adopted policies and procedures intended to assist it in fulfilling that obligation.

The cost of securities transactions for each portfolio consist not only of brokerage commissions (for transactions in exchange-traded equities and certain derivative instruments) or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Fund's transactions. Over-the-counter stocks, bonds and money market instruments generally are traded on a net basis and do not normally involve brokerage commissions.


Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, First Trust will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own accounts.


In selecting brokers and dealers through which to effect transactions, First Trust gives consideration to a number of factors described in its policy and procedures. First Trust's policies and procedures generally include as factors for consideration such matters as price, confidentiality, dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. Consideration of these factors by First Trust, either in terms of a particular transaction or First Trust's overall responsibilities with respect to the Fund and any other accounts managed by First Trust, could result in the Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Under the terms of the Sub-Advisory Agreement, and subject to best execution, First Trust also expressly is permitted to give consideration to the value and quality of any research, statistical, quotation or valuation services provided to the sub-adviser by the broker or dealer. In placing a purchase or sale order, First Trust may use a broker whose commission in effecting the transaction is higher than another broker might have charged for the same transaction if First Trust determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or First Trust's overall responsibilities with respect to the Fund and any other accounts managed by First Trust. Research services provided by brokers and dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Research services provided by brokers through which the sub-advisers effect Fund transactions may be used by First Trust in serving any or all of their accounts, and not all such services may be used by First Trust in connection with First Trust's services to the Fund.

During the fiscal year ended December 31, 2002, the Fund did not direct portfolio securities transactions, nor pay any commissions thereon, to brokers which provided research services to the Fund's sub-adviser.


The Managers periodically review the Sub-Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review commissions paid by the Fund over a period of time to determine if they are reasonable in relation to the benefit to the Fund.


Portfolio transactions for a Fund may be executed on an agency basis through brokers that are affiliated with the Fund, the Adviser or First Trust, if, in First Trust's judgment, the use of such affiliated brokers is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker charges the Fund a commission rate consistent with those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act, and are reported to and reviewed by the Managers on a regular basis.

Subject to compliance with Rule 10f-3 under the 1940 Act, the Sub-Adviser is permitted to purchase securities from an underwriting syndicate in which an affiliate of the Sub-Adviser is a member. All such transactions are reported to and reviewed by the Managers on a regular basis.

Subject to compliance with Rule 17a-7 under the 1940 Act, the Sub-Adviser is permitted to cause the Fund to purchase securities from or sell securities to another account, including another investment company, advised by the Sub-Adviser. All such transactions are reported to and reviewed by the Managers on a regular basis.

There are occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or First Trust, or an affiliated company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when the Adviser or First Trust believes that to do so is in the interest of the Fund and all other accounts participating. When such concurrent authorizations occur the executions will be allocated in an equitable manner.


During the period indicated, the Fund paid the following amounts in brokerage commissions for portfolio transactions:



                                                        Fiscal year ended      Fiscal year       Fiscal year
                                                       December 31, 2002*         ended             ended
                                                                              December 31,       December 31,
                                                                                  2001*             2000*
                                                      ---------------------------------------------------------
First Trust/JNL The Dow SM Target 10 Fund*                    $3,484             $5,834           $  7,814


*Commenced operations on January 3, 2000.

As of December 31, 2001, the Fund owned securities of one of the Fund's regular broker/dealers or a publicly traded parent company of such broker/dealer:


                                                                                                          Value of
                                                                                                        Securities
                          Fund                                           Broker/Dealer                     Owned
                          ----                                           -------------                     -----

First Trust/JNL The DowSM Target 10 Fund                              JPMorgan Chase & Co.                $383,424

CODE OF ETHICS. To mitigate the possibility that the Fund will be adversely affected by personal trading of employees, the JNL Variable Fund, the Adviser, and First Trust have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information regarding portfolio transactions of the Fund. The JNL Variable Fund's and the Adviser's Code complies, in all material respects, with the recommendations of the Investment Company Institute. Subject to the requirements of the Codes, employees may invest in securities for their own investment accounts, including securities that may be purchased or held by the Fund.


                 PURCHASES, REDEMPTIONS AND PRICING OF INTERESTS

The Separate Account may purchase interests of the Fund at their net asset value. Interests are purchased using premiums received on policies issued by JNL. The Separate Account is funded by interests of the Fund.

All investments in the Fund are credited to the interest holder's account in the form of full and fractional interests of the Fund (rounded to the nearest 1/1000 of an interest). The JNL Variable Fund does not issue interest certificates.


As stated in the Prospectus, the net asset value (NAV) of the Fund's interests is determined once each day on which the New York Stock Exchange (NYSE) is open (a "Business Day") at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern Time, Monday through Friday). The NAV of the Fund's interests is not determined on the days the NYSE is closed, which days generally are New Year's Day, Martin Luther King Jr. holiday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The per interest NAV of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of interests outstanding. In determining NAV, securities listed on the national securities exchanges, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Securities that are traded on the over-the-counter market are valued at their closing bid prices. The values of foreign securities and currencies are translated to U.S. dollars using exchange rates in effect at the time of valuation. The Fund will determine the market value of individual securities held by it, by using prices provided by one or more independent pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on the amortized cost basis.

The Managers have adopted procedures pursuant to which the Administrator may determine, subject to ratification by the Managers, the "fair value" of securities for which a current market price is not available.

The Fund calculates net asset value per share, and effects sales, redemptions and repurchases of its shares at that net asset value per share, as of the close of the NYSE once on each Business Day. Because the calculation of the Fund's net asset value does not take place contemporaneously with the determination of the closing prices of the majority of the foreign portfolio securities used in such calculation, the Fund's procedures for pricing portfolio securities authorize the Administrator, subject to ratification by the Managers, to determine the fair value of such securities for purposes of calculating the Fund's net asset value. This will occur if the Administrator determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices are deemed under the Fund's pricing procedures to be a significant event. Accordingly, on any day on which such specified percentage movements in U.S. equity market indices occur, the Administrator will adjust the closing prices of foreign portfolio securities, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the fair value of such securities for purposes of determining the Fund's net asset value.


The Fund may suspend the right of redemption for the Fund only under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of interest holders.

                    DESCRIPTION OF INTERESTS; VOTING RIGHTS;
                            INTEREST HOLDER INQUIRIES

DESCRIPTION OF INTERESTS. The JNL Variable Fund may issue an unlimited number of full and fractional interests of the Fund and divide or combine such interests into a greater or lesser number of interests without thereby changing the proportionate interests in the Fund. Each interest of the Fund represents an equal proportionate interest in the Fund with each other interest. The JNL Variable Fund reserves the right to create and issue any number of series of interests. In that case, the interests of each series would participate equally in the earnings, dividends, and assets of the particular Fund. Upon liquidation of the Fund, interest holders are entitled to share pro rata in the net assets of the Fund available for distribution to interest holders. Each issued and outstanding interest in the Fund is entitled to participate equally in dividends and distributions declared by the Fund, and in the net assets of the Fund remaining upon liquidations or dissolution after outstanding liabilities are satisfied. The interests of the Fund, when issued, are fully paid and nonassessable. They have no preemptive, conversion, cumulative dividend or similar rights. They are freely transferable. Interests in the Fund do not have cumulative rights. This means that owners of more than half of the JNL Variable Fund's interests voting for election of Managers can elect all the Managers if they so choose. Then, the remaining interest owners would not be able to elect any Managers.

VOTING RIGHTS. Interest holders are entitled to one vote for each interest held. Interest holders may vote on the election of Managers and on other matters submitted to meetings of interest holders. In regard to termination, sale of assets, or change of investment restrictions, the right to vote is limited to the holders of interests of the Fund affected by the proposal. When a majority is required under the 1940 Act, it means the lesser of 67% or more of the interests present at a meeting when the holders of more than 50% of the outstanding interests are present or represented by proxy, or more than 50% of the outstanding interests.


Because the interests in the Fund of JNL Variable Fund are sold only to Jackson National Life Insurance Company - Separate Account V to fund certain variable annuity contracts (the "Contracts") issued by Jackson National Life Insurance Company ("JNL"), JNL is the owner of record of all of the interests in the Fund. As may be required by applicable law and interpretations of the staff of the SEC, JNL will solicit voting instructions from owners of Contracts regarding matters submitted to interest holder vote, and will vote the interests held by its Separate Account in accord with the voting instructions received from Contract owners to whose Contracts such interests are attributable. This is sometimes referred to as "pass through" voting. Further, those interests held in the Separate Account for which no voting instructions are received from Contract owners, also will be voted by JNL in the same proportions as those interests for which voting instructions are received from Contract owners. This is sometimes referred to as "echo" voting.


INTEREST HOLDER INQUIRIES. All inquiries regarding the JNL Variable Fund should be directed to the JNL Variable Fund at the telephone number or address shown on the cover page of the Prospectus.

                                   TAX STATUS


The JNL Variable Fund has not elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended
(Code). The JNL Variable Fund nonetheless does not pay federal income tax on its interest, dividend income or capital gains. As a limited liability company whose interests are sold only to the Separate Account, the JNL Variable Fund is disregarded as an entity for purposes of federal income taxation. JNL, through the Separate Account, is treated as owning the assets of the Fund directly and its tax obligations thereon are computed pursuant to Subchapter L of the Code (which governs the taxation of insurance companies). Under current tax law, interest, dividend income and capital gains of the Fund are not taxable to the Fund, and are not currently taxable to JNL, nor are increases in policy value resulting from such interest, dividend income and capital gains currently taxable to (nor are losses currently deductible by) policy owners, when left to accumulate within a variable annuity policy. Additional information relating to the tax treatment of the variable annuity policies for which the Fund serves as underlying funding alternatives is contained in the prospectuses for those policies.

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts (that is, the assets of the Fund) that fund contracts such as the variable annuity policies. Failure to satisfy those standards would result in imposition of federal income tax on a variable annuity policy owner with respect to the increase in the value of the variable annuity policy. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the variable annuity policies is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies. As noted above, JNL Variable Fund has not elected to be treated as a regulated investment company under the Code, and the portfolios of the Fund may not be diversified in accord with the requirements of the Code applicable to regulated investment companies.

Treasury Regulations amplify the diversification standards set forth in Section 817(h) and provide an alternative to the provision described above. Under the regulations, a segregated asset account, such as the portfolio of the Fund, will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

The Fund is managed with the intention of complying with these alternative diversification requirements under the Treasury Regulations. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which could affect the investment performance of the Fund.

                              FINANCIAL STATEMENTS


The financial statements of the First Trust/JNL The DowSM Target 10 Fund for the period ended December 31, 2002 are incorporated by reference (which means they legally are a part of this SAI) from the JNL Variable Fund's Annual Report. The Annual Report is available at no charge upon written or telephone request to the JNL Variable Fund at the address and telephone number set forth on the front page of this Statement of Additional Information.

                             JNL VARIABLE FUND V LLC

                                     PART C
                                OTHER INFORMATION

Note: Items 23-30 have been answered with respect to all investment portfolios (Series) of the Registrant.

Item 23.  Exhibits

(a) Certificate of Formation of Registrant dated January 26, 1999, incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 28, 1999.

(b) Operating Agreement of Registrant, incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 28, 1999.

(b)(1) Operating Agreement, incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on April 17, 2002.

(c)      Not Applicable

(d)(1)   Investment Advisory and Management Agreement between
         Registrant and Jackson National Financial Services, LLC dated May 14, 1999, incorporated by reference to Registrant's
         Registration Statement filed with the Securities and Exchange Commission on May 28, 1999.

   (2) Investment Sub-Advisory Agreement between Jackson National Financial Services, LLC and First Trust Advisors L.P. dated May 26, 1999, incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement filed with the Securities and Exchange Commission on July 22, 1999.

   (3) Investment Advisory and Management Agreement between Registrant and Jackson National Asset Management, LLC dated January 31, 2001, incorporated by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement filed with the Securities and Exchange Commission on April 12, 2001.

   (4) Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and First Trust Advisors L.P. dated
         January 31, 2001, incorporated by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement filed with the Securities and Exchange Commission on April 12, 2001.

   (5) Amendment to Investment Advisory and Management Agreement, incorporated by reference to Post-Effective
         Amendment No. 4 to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 16, 2002.

   (6) Investment Sub-Advisory Agreement between Registrant and Jackson National Asset Management, LLC dated May 16, 2002, incorporated by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 16, 2002.

(e) Fund Participation Agreement between Registrant, Jackson National Life Insurance Company and Jackson National Separate Account V dated May 14, 1999, incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 28, 1999.

(f)      Not Applicable

(g) (1) Delegation, Custody and Information Services Agreement between the Registrant and Boston Safe Deposit and Trust Company dated May 14, 1999, incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 28, 1999.

         (2) Amended and Restated Mutual Fund Custody Agreement between the Registrant and Boston Safe Deposit and Trust Company dated May 1, 2000, incorporated by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement filed with the Securities and Exchange Commission on April 12, 2001.

(h) (1) Administration Agreement between Registrant and Jackson National Financial Services, LLC dated May 14, 1999, incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 28, 1999.

         (2) Administration Agreement between Registrant and Jackson National Asset Management, LLC dated January 31, 2001, incorporated by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement filed with the Securities and Exchange Commission on April 12, 2001.

         (3) Amendment to the Administration Agreement dated March 20, 2002, incorporated by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 16, 2002.

         (4) Amendment to the Administration Agreement dated May 16, 2002, incorporated by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 16, 2002.

         (5) Transfer Agency Agreement dated January 31, 2001, attached hereto.

(i)      Opinion of Counsel, attached hereto.

(j)      Consent of Auditors, attached hereto.

(k)      Not Applicable

(l)      Not Applicable

(m)      Not Applicable

(n)      Not Applicable

(o)      Not Applicable

(p)(1) The Registrant's Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 1 to Registrant's Registration Statement filed with the Securities and Exchange Commission on April 17, 2000.

   (2) First Trust Advisors, L.P. Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 1 to
         Registrant's Registration Statement filed with the Securities and Exchange Commission on April 17, 2000.

   (3) The Registrant's Code of Ethics, incorporated by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement filed with the Securities and Exchange Commission on April 12, 2001.

   (4) The Registrant's Code of Ethics, incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on April 17, 2002.

   (5)   The Registrant's Code of Ethics, attached hereto.

Item 24. Persons controlled by or under Common Control with Registrant.

          Jackson National Life Separate Account I
          Jackson National Life Separate Account III
          Jackson National Separate Account V
          JNLNY Separate Account I
          JNLNY Separate Account II

Item 25. Indemnification.

          Article IV of the Registrant's Operating Agreement provides that each of its Managers and Officers (including persons who serve at the Registrant's request as managers, directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (each, a "Covered Person") shall be indemnified by the Registrant against all liabilities and expenses that may be incurred by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          The  foregoing   indemnification   arrangements  are  subject  to  the
          provisions of Section 17(h) of the Investment Company Act of 1940.

          Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to managers, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a manager, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such manager, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          In addition to the above indemnification, Jackson National Life Insurance Company extends its indemnification of its own officers, directors and employees to cover such persons' activities as officers, managers or employees of the Registrant, and by separate agreement Jackson National Life Insurance Company has agreed to indemnify managers of the Registrant who are not interested persons of the Registrant or its investment adviser.

Item 26. Business and Other Connections of Investment Adviser.

          Incorporated herein by reference from the Prospectus and Statement of Additional Information relating to the Trust are the following: the description of the business of Jackson National Asset Management, LLC
          (JNAM) contained in the section entitled "Management of the Fund" of the Prospectus, and the biographical information pertaining to Messrs. Hopping, Meyer, Fritts, Bouchard, McPherson and Nerud and Mrs. Engler and Ms. Rhee, contained in the section entitled "Management of the Fund" and the description of JNAM contained in the section entitled "Investment Advisory and Other Services" of the Statement of Additional Information.

                  Directors and Officers of JNAM LLC:

Name                       Address                    Principal Occupation

Andrew B. Hopping          1 Corporate Way            President, Managing
                           Lansing, MI 48951          Board Member
                                                      (3/98 to Present)

Mark D. Nerud              1 Corporate Way            Chief Financial Officer,
                           Lansing, MI 48951          Managing Board Member
                                                      (3/98 to Present)

Susan S. Rhee              1 Corporate Way            Secretary
                           Lansing, MI 48951          (1/00 to Present)


First Trust Advisors L.P., file No. 801-39950, the sub-adviser of the series of the Fund, is primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information

Item 27. Principal Underwriters.

          Not Applicable.

Item 28. Location of Accounts and Records

          Certain accounts, books and other documents required to be maintained pursuant to Rule 31a-1(b)(4), (5), (6), (7), (9), (10), and (11) are
          in the physical possession of the Registrant at 1 Corporate Way, Lansing, Michigan 48951; certain accounts, books and other documents required to be maintained pursuant to Rule 31a-1(b)(4), (5), (6), (7),
          (9), (10), and (11) are in the physical possession of the Registrant at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606; all other books, accounts and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02108.

Item 21.  Management Services.

          Not Applicable.

Item 30. Undertakings.

(a)      Not Applicable.

(b)      Not Applicable.

(c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Lansing and the State of Michigan on the 29th day of April, 2003.


                       JNL VARIABLE FUND V LLC


               By:     /s/ Andrew B. Hopping by Thomas J. Meyer*
                       -----------------------------------------
                       Andrew B. Hopping
                       President, CEO and Manager


         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


/s/ Andrew B. Hopping by Thomas J. Meyer*          April 29, 2003
--------------------------------------------       --------------
Andrew B. Hopping
President, CEO and Manager


/s/ Robert A. Fritts by Thomas J. Meyer*           April 29, 2003
--------------------------------------------       --------------
Robert A. Fritts
Vice President,  Treasurer, CFO and Manager


/s/ Michelle Engler by Thomas J. Meyer*            April 29, 2003
--------------------------------------------       --------------
Michelle Engler
Manager


/s/ Michael Bouchard by Thomas J. Meyer*           April 29, 2003
--------------------------------------------       --------------
Michael Bouchard
Manager


/s/ Peter McPherson by Thomas J. Meyer*            April 29, 2003
--------------------------------------------       --------------
Peter McPherson
Manager



* Attorney In Fact

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as managers of JNL VARIABLE FUND V LLC, a Delaware limited liability company, which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the sale of shares of beneficial interest of JNL Variable Fund V LLC, hereby constitute and appoint Andrew B. Hopping, Thomas
J. Meyer and Clark P. Manning, his/her attorney, with full power of substitution and re-substitution, for and in his/her name, place and stead, in any and all capacities to approve and sign such Registration Statements and any and all amendments thereto and to file the same, with all exhibits thereto and other documents, granting unto said attorneys, each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

         IN WITNESS WHEREOF, the undersigned have herewith set their names as of the dates set forth below.

 /s/ Andrew. B. Hopping                                    January 6, 2003
-----------------------------------------------------      ---------------
Andrew B. Hopping                                          Date


 /s/ Michael Bouchard                                      January 6, 2003
-----------------------------------------------------      ---------------
Michael Bouchard                                           Date


 /s/ Peter McPherson                                       January 6, 2003
-----------------------------------------------------      ---------------
Peter McPherson                                            Date


 /s/ Michelle Engler                                       January 6, 2003
-----------------------------------------------------      ---------------
Michelle Engler                                            Date


 /s/ Robert A. Fritts                                      January 6, 2003
-----------------------------------------------------      ---------------
Robert A. Fritts                                           Date

                                  EXHIBIT LIST


Exhibit
Number            Description

23.(h)(5)    Transfer Agency Agreement, attached hereto as EX-99.h.5
23.(i)       Opinion of Counsel, attached hereto as EX-99.i
23.(j)       Consent of Auditors, attached hereto as EX-99.j
23.(p)(5)    Code of Ethics, attached hereto as EX-99.p.5